| Q1 2026 EARNINGS JUNE 9, 2026 Academy Sports and Outdoors, Inc. (Nasdaq: ASO) Exhibit 99.2

| 2Q1 2026 Disclaimer This presentation has been prepared by Academy Sports and Outdoors, Inc. (the “Company,” “Academy” or “ASO”). This presentation is provided for general informational purposes only and it does not purport to be complete. No representation or warranty, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the information or opinions contained herein, and any reliance you place on them will be at your sole risk. The Company, its affiliates and advisors do not accept any liability whatsoever for any loss arising, directly or indirectly, from the use of this presentation or its contents, or otherwise arising in connection with this presentation. Forward Looking Statements This presentation contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company’s current expectations and are not guarantees of future performance, concerning expectations, beliefs, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements that are other than statements of historical fact. Words such as “target,” “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “seek,” “foreseeable,” or the negative version of these words or other comparable words or similar expressions are used to identify these forward looking statements. The forward-looking statements include, among other things, statements regarding expected leverage and liquidity, capital allocation and deployment, market conditions, the Company’s expectations regarding its future financial performance and financial condition, and other such matters, and are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Although the Company believes that the expectations and assumptions reflected in these statements are reasonable, there can be no assurance that these expectations will prove to be correct or that any forward-looking results will occur or be realized. This presentation provides an overview of the Company's goals, plans, and initiatives in support of those goals. These goals, plans, and initiatives are aspirational or otherwise forward-looking statements Actual results may differ materially due to changes in global, regional, or local economic, business, competitive, market, regulatory, and other factors, many of which are beyond the Company’s control. These factors include, among others, changes in interest rates or credit market conditions, changes in rating agency methodologies or credit opinions, and the other risks set forth in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including under the caption “Part I. Item 1A. Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2026, as may be updated from time to time in the Company’s periodic filings with the SEC. Any forward-looking statement in this presentation speaks only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by applicable securities laws. Non-GAAP Financial Measures In this presentation, we use certain non-GAAP financial measures to evaluate current and past performance and prospects for the future to supplement our GAAP financial information presented in accordance with GAAP. These non-GAAP financial measures are important factors in assessing our operating results and profitability. A reconciliation of non-GAAP measures to the most directly comparable GAAP measures is contained in the appendix to this presentation. SAFE HARBOR / FORWARD LOOKING STATEMENTS

85+

YEAR HISTORY OF SUCCESS PROVIDING FUN FOR ALL

PRE 2019
THE FOUNDATION

- Founded in 1938 in San Antonio, TX
- Family-owned tire store pivoted to sports + outdoors
- 125+ chain across Texas and Southeast by 2010
- Acquired by KKR in 2011
- Total of 259 stores by 2019 and achieved $4.8B total sales

EARLY 2020s
THE IPO

- Strengthened relationships with leading national brands
- Developed private brand portfolio
- IPO October 2020 (NASDAQ: ASO)
- Doubled eCommerce + improved operating margins by ~10%
- Delivered balance sheet to support self-funded growth

TODAY
OUR BUSINESS

- Continued to invest in our strategic initiatives, which has returned the business to top-line growth

FY25 BUSINESS STATS:

- **Total Sales = ~$6.1B**
- **322 Stores across 21 States**
- **Opened 24 Stores**
- **GAAP EPS - $5.54**
- **eCom Penetration ~12%**

LONG RANGE
BUSINESS GOALS[1]

$8B+ TOTAL SALES

450+ TOTAL STORES

$9 GAAP EPS

7% NET INCOME MARGIN

15%+ ECOM SALES PENETRATION

Continue leveraging our strategic initiatives on our goal to be the best Sports + Outdoors Retailer

Note: Figures presented are rounded to the nearest value

Note(1): These goals are aspirational or otherwise forward-looking statements and actual performance may differ, possibly materially, and no guarantees are made that these goals will be met. See slide 2 for additional important information about forward-looking statements

Academy SPORTS+OUTDOORS

Q1 2026 | 3

EXCEPTIONAL TRACK RECORD AS A PUBLIC COMPANY

5 YEARS OF PERFORMANCE SINCE IPO

Delivering Strong Results & Profitability Since Our IPO[1]

4.6% Sales CAGR[2]	**430bps** Gross Margin Improvement	**+320%** Total Shareholder Return[3]
$800M+ Cumulative Investments	**63** New Stores Opened	**5** New States Entered
~$1.8B Cash Returned to Shareholders[4]	**~40%** IPO Shares Repurchased	**~$1.0B** Deleverage of Balance Sheet

Note(1): From IPO in October 2020, to end of FY25
Note(2): As of January 31, 2026
Note(3): Sales CAGR since FY2019
Note(4): Includes $1.7B of share repurchases and $0.1B of dividends

Academy SPORTS+OUTDOORS

Q1 2026 | 4

|Q1 2026 5 Grow New Stores Drive Existing Business Build More Powerful Omni-Channel Leverage Supply Chain Network Execute With Best Team in Retail 1 2 3 4 5 OUR STRATEGIC PRIORITIES REMAIN UNCHANGED… …TO BRING MORE “FUN”GROWTH PRIORITIES FOUNDATIONAL PRIORITIES

| 125 209 259 322 ~450 2010 2015 2020 2025 LRP TARGET WHITESPACE LEGACY MARKETS EXISTING MARKETS NEW MARKETS 5 800+ …potentially ~6x our store base fro m 2010 Q1 2026 6 $1.1B TOTAL SALES From 63 New Stores Opened Since FY221 Significant whitespace opportunity positions our team to strategically expand our operational footprint as we continue to internally fuel growth… Note(1): As of end of FY25 Note(2): “LRP” denotes the Long Range Plan Note(3): Legacy Markets - Highest Awareness Markets (Texas/Oklahoma/Louisiana/Arkansas) Note(4): Existing Markets (Mississippi/Alabama/Georgia/Florida/Kansas/Missouri/Tennessee/Kentucky/North Carolina/South Carolina) Note(5): New Markets - Lowest Awareness Markets (Pennsylvania/Ohio/Indiana/Illinois/West Virginia/ Maryland/Virginia) + $1.9B ADDTL. ANNUAL SALES From ~125 New Stores Planned in LRP2 New Store Avg. Y1 Sales Volume ~$16M LEGACY MARKETS ~$14M EXISTING MARKETS ~$12M NEW MARKETS NEW STORES ARE OUR CUSTOMER-ACQUISITION ENGINE New store capital investment of $2.5M - $3.5M 3 4

OUR DIVERSE + EVOLVING ASSORTMENT OF BRANDS HELPS US FUEL THE FUN FOR OUR CUSTOMERS

	SPORTING GOODS	HUNTING + FISHING (1)	WORK + OUTDOOR RECREATION (2)	OUTDOOR + WESTERN LIFESTYLE
NATIONAL (78%)[1]	Nike, Jordan, adidas, Brooks, Titleist, Under Armour, Callaway, CAP, Rawlings, Easton, Centr, lifepro, Hyrox, Chicknlegs	Abu Garcia, Bubba, Ruger, Hornady, 6thSense, Strike King, Shimano, Smith & Wesson, Glock Perfection, Winchester Repeating Arms, Silencer Shop	Blackstone, Carhartt, Pit Boss Grills, owala, Ray-Ban, Wolverine, Turtlebox, First Lite, Brunt	Ariat, Burlebo, chubbies, Skechers, crocs, YETI, Levi's, Justin Boots, Duck Camp, Hey Dude, Columbia, Wrangler, Hooey, NEBO
PRIVATE / EXCLUSIVE (22%)[1]	Freely, bcg, R.O.W., Brava Soccer	H2OX, Monarch, Redfield	Brazos, Outdoor Gourmet, Ozone, Academy Sports + Outdoors	Magellan Outdoors, Magellan Outdoors Pro

ONE-STOP SHOP



1 Fishing
Shimano Best
Abu Garcia Better
H2OX Good
2 Workwear
Carhartt Best
Wolverine Better
Brazos Good

Illustrative Value Ladder

Note(1): As of 12/31/26.

Q1 2026 I 7

| BASE LOYALTY PRIVATE LABEL CREDIT CARD CO-BRANDED CREDIT CARD ✓ ✓ ✓ BIRTHDAY REWARD ✓ ✓ ✓ SHIPPING AT ACADEMY.COM ✓ ✓ ✓ MEMBER REWARD AFTER $500 ANNUAL SPEND AT ACADEMY ✓ ✓ ✓ FIRST PURCHASE OF $30.01 AT ACADEMY — ✓ ✓ EVERY PURCHASE AT ACADEMY — ✓ ✓ ON ALL PURCHASES OUTSIDE ACADEMY — — ✓ REWARD AFTER $500 SPEND OUTSIDE ACADEMY WITHIN 90 DAYS OF ACCOUNT OPENING — — ✓ Q1 2026 8 SIMPLIFY MY SHOP RESPECT MY TIME STRETCH MY DOLLAR FUEL THE FUN COMPREHENSIVE LOYALTY PROGRAM REWARD EVERYDAY SPEND DRIVE HIGHER ENGAGEMENT INCREASE LOYALTY + FREQUENCY CAPTURING CUSTOMER LOYALTY VIA INTEGRATED PROGRAM WELCOME OFFER $15 OFF FREE $25 MINIMUM NO MINIMUM NO MINIMUM $25 $30 OFF 5% OFF 2% BACK $50

|Q1 2026 9 SIMPLIFY MY SHOP RESPECT MY TIME STRETCH MY DOLLAR FUEL THE FUN $1.44B Net Sales 6.7% year-over-year 2.9% Comp Sales 33.2% Gross Margin 2 New Store Openings $0.80 GAAP EPS + 17.6% v Q1 LY $0.93* Adjusted EPS + 22.4% v Q1 LY Q1 FY 2026 Results Source: The Company’s Q1 FY 2026 Earnings Release filed on June 9, 2026, and 10-Q filed on June 10, 2026. * Adjusted earnings per common share (EPS), diluted is a non-GAAP measure. See appendix for “GAAP to Non-GAAP Reconciliations.”

|Q1 2026 10 SIMPLIFY MY SHOP RESPECT MY TIME STRETCH MY DOLLAR FUEL THE FUN FISCAL 2026 GUIDANCE

DISCIPLINED CAPITAL ALLOCATION PHILOSOPHY…

Generate Strong Cash Flow from Operations

↓

Invest in Strategic Initiatives

↓

Remaining Free Cash Flow

- **Share Repurchase Program**
- **Steady Dividend Growth**

Amended & Extended ABL
Refinanced LT Debt @5.875%; Maturity 2031
Estimated Interest Savings of ~$2.5M/year

…EQUALS HIGH RETURN FINANCIAL GOVERNANCE

20%	FY25 Return on Invested Capital[1]
0.2X	FY25 Net Leverage Ratio[2]
$1.8B	Total Cash Returned to Shareholders[3]

Note(1):ROIC is defined as Adjusted EBITDA before lease expense less income tax expense divided by average invested capital on a trailing thirteen-month basis, inclusive of year-end total lease liabilities. This is a non-GAAP measure, see appendix for reconciliation of non-GAAP measures
Note(2): Net Debt is defined as long-term debt, net plus current maturities of long-term debt, less cash and cash equivalents. We define "Net Leverage" as Net Debt divided by Adjusted EBITDA. This is a non-GAAP measure, see appendix for reconciliation of non-GAAP measures
Note(3): Includes $1.7B in share repurchases and $0.1B in dividend payouts from IPO in Oct. 2020 to end of FY25.

Academy SPORTS+OUTDOORS

Q1 2026 | 11

|Note(1): These goals are aspirational or otherwise forward-looking statements and actual performance may differ, possibly materially, and no guarantees are made that these goals will be met. See slide 2 for additional important information about forward-looking statements. Q1 2026 12 LONG RANGE FINANCIAL OUTLOOK OUR STRATEGIC PILLARS ARE ALIGNED TO OUR CHALLENGING LONG RANGE GOALS LONG RANGE GOALS1: $8B+ Sales 125+ New Stores 15%+ eCom Penetration 7% Net Income Margin $9 GAAP EPS GROW NEW STORES1 DRIVE EXISTING BUSINESS 2 MORE POWERFUL OMNI-CHANNEL 3 LEVERAGE SUPPLY CHAIN 4 BEST TEAM IN RETAIL5

Q1 2026 FINANCIALS This presentation has been downloaded and shared with Nasdaq. Please do not make any updates

| 14Q1 2026 Financials

| 15Q1 2026 Financials

| 16Q1 2026 Financials

| 17Q1 2026 Financials • Adjusted Net Income, Adjusted Earnings per Common Share, Adjusted EBIT and Adjusted Free Cash Flow, have been presented in this presentation as supplemental measures of financial performance that are not required by, or presented in accordance with, generally accepted accounting principles (“GAAP”). These non- GAAP measures have limitations as analytical tools. For information on these limitations, as well as information on why management believes these non-GAAP measures are useful, please see our Annual Report on Form 10-K for the fiscal year ended January 31, 2026 (the "Annual Report") filed on March 17, 2026, as such limitations and information may be updated from time to time in our periodic filings with the Securities and Exchange Commission (the "SEC"), which are accessible on the SEC's website at www.sec.gov. • We compensate for these limitations by primarily relying on our GAAP results in addition to using these non- GAAP measures supplementally. GAAP TO NON-GAAP RECONCILIATIONS

| 18Q1 2026 Financials

| 19Q1 2026 Financials

| 20Q1 2026 Financials